CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. THE REDACTED TERMS HAVE BEEN MARKED WITH THREE ASTERISKS [***]

Capacity Reservation and Wafer Supply Commitment Agreement
No. SA-1544

THIS CAPACITY RESERVATION AND WAFER SUPPLY COMMITMENT AGREEMENT (“Agreement”) is made by and between Cirrus Logic, Inc., together with its Affiliates (other than Cirrus Logic International (U.K.) Ltd.), with its principal place of business at 800 W. 6th St., Austin, TX 78701 and Cirrus Logic International (U.K.) Ltd., with its principal place of business at 7B Nightingale Way, Edinburgh EH3 9EG (collectively “Customer”), on the one hand, and GlobalFoundries Singapore Pte. Ltd., with its principal place of business at 60 Woodlands Industrial Park D, Street 2, Singapore 738406 (“GlobalFoundries”), on the other hand, (each a “Party” and collectively the “Parties”) and commences on the date this Agreement is last signed (“Effective Date”).

1.Definitions.

1.1.“Terms and Conditions of Sale” means the mutually agreed terms and conditions of sale attached to this Agreement as Appendix B.
1.2.“Affiliates” means, with respect to any Person (as defined below), any other Person directly or indirectly controlling, controlled by, or under common control with, such Person where “control” shall have the meaning given such term under Rule 405 of the Securities Act of 1933, as amended from time to time, including any After-Acquired Affiliate(s).
1.3.“After-Acquired Affiliate(s)” means any corporation, company, or other business entity (including an entity that is formed to acquire the assets of a Party) that is not an Affiliate of a Party to this Agreement as of the Effective Date of this Agreement, but becomes an Affiliate of a Party to this Agreement after the Effective Date of this Agreement.
1.4.“Person” means any individual, natural person, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any company limited by shares, limited liability company, or joint stock company), incorporated or unincorporated association, governmental authority, firm, society or other enterprise, organization, or other entity of any nature.
1.5.“Fab 1” means GF’s 300mm semiconductor wafer fabrication facility located in Dresden, Germany.
1.6.“Fab 7” means GF’s 300mm semiconductor wafer fabrication facility (including GF’s module 7H) located in Singapore.
1.7.“GF” means GlobalFoundries and its Affiliates.
1.8.“Product” means GF’s 55BCDL wafer products manufactured for Customer and sold pursuant to this Agreement.
GLOBALFOUNDRIES & CUSTOMER CONFIDENTIAL             Cirrus Logic
    Page 1 of 14                    SA-1544
GF Confidential - Need to know

1.9.“$” means United States dollars.

2.Capacity Reservation Agreement and Purchase Commitments.

2.1.Capacity Reservation. For each of the quarterly periods in calendar years 2027 and 2028 (the “Reservation Term”), GF will reserve for Customer the quantity of 55BCDL wafers of manufacturing capacity set forth in Table 1 below (the “Quarterly Reservation”) plus up to [***]%. The quantities are stated in 300mm wafers out of the fab. Customer agrees to purchase a minimum of [***]% of the reservation quantities, measured across each calendar year, in accordance with the terms of this Agreement (the “Purchase Commitment”). GF agrees to deliver the Quarterly Reservation quantities plus up to [***]% validly ordered by Customer for delivery within the applicable calendar quarter set forth in Table 1 in accordance with the terms of this Agreement (the “Supply Commitment”)

Table 1:     Quarterly Reservation
55 BCDLite 300mm wafers out

Year	Q1	Q2	Q3	Q4	Total
2027	[***]	[***]	[***]	[***]	[***]
2028	[***]	[***]	[***]	[***]	[***]

2.2.Fab Planning and Forecasts. GF will determine the fab(s) and fab location(s) for fabrication of the wafers after consultation with Customer, taking into account Customer’s customers’ requirements, the fab or fabs at which each of the Customer’s part numbers have been qualified, and GF’s manufacturing capacity profiles. The Parties will coordinate in good faith to align the purchase orders accordingly. Within the last [***] of each calendar quarter, Customer will provide a forecast, broken out by part number, for the wafers that Customer will order for delivery under this Agreement through [***]. Forecasts will constitute good faith estimates of Customer’s anticipated requirements for wafers. Forecasts are for planning purposes only and will not obligate GF to supply wafers, obligate Customer to purchase wafers, nor relieve Customer from its obligation to purchase wafers.

2.3    Engineering Wafers. For purposes of this Agreement, purchases of engineering wafers will count toward Customer’s Purchase Commitment; however, pricing for such engineering wafers, including any expedite requests, will be per GF’s then current published service price list, and the Parties will engage in good faith negotiations regarding the delivery dates for such engineering wafers. The following requirements apply with respect to Customer’s orders and GF’s supply of engineering wafers:
•As and when Customer has determined its engineering wafer plan needs, Customer may place purchase orders for engineering wafers and Customer will provide quantity and split plan details.
GLOBALFOUNDRIES & CUSTOMER CONFIDENTIAL             Cirrus Logic
    Page 2 of 14                    SA-1544
GF Confidential - Need to know

•If production wafer starts for the applicable calendar quarter are available (within the applicable Quarterly Commitment quantity):
a.GF will provide a swap or fungibility ratio (for the engineering to production wafers exchange) and a delivery schedule based on the complexity of the engineering wafers;
b.GF and Customer will determine (as needed) the purchase order quantities for production wafers that will be decommitted to accommodate the engineering wafers, based on the swap/fungibility ratio;
c.Once the swap quantities have been determined, Customer shall be committed to purchase the revised engineering and production wafer quantities and GF shall be committed to deliver the revised engineering and production wafer quantities;
d.If GF’s delivery date (and subsequent delivery) for any engineering wafers extends into a later quarter, no Supply Shortfall Fees shall be assessed on such engineering wafers; and
e.If Customer requests expedited delivery of engineering wafers, GF will communicate the required expedite fees and/or any required delay in delivery of production wafers required to meet the Customer requested delivery dates. In any such cases, delayed production wafers will be exempt from Supply Shortfall Fees.
•If production wafer starts for the applicable calendar quarter are no longer available (within the applicable Quarterly Commitment quantity):
a.Customer’s engineering wafer order shall be accommodated in the next wafer start cycle, treated as part of the purchase commitment for the next quarter, and the requirements above in (a)-(e) shall apply to such order.

2.4.In the event that wafers supplied are returned by Customer pursuant to GF’s return materials authorization process (“RMA”) and determined to be defective due to GF’s fault, GF will, at GF’s option, replace those wafers with equivalent wafers, or provide a credit for such wafers, within one quarter of the date when the returned wafers are determined to be the fault of GF.
2.5.If Customer’s actual deliveries for any [***] falls materially below the applicable Quarterly Reservation amount [***], the Parties may, upon Customer’s request, meet and confer in good faith to review the variance and discuss forward-looking demand expectations and alignment. For clarity, (i) any such shortfall will remain subject to the applicable shortfall payment obligations set forth in Section 4.1 (Shortfall Payments), and no review or discussion under this Section 2.5 will relieve Customer of its obligation to make any shortfall payments due for the applicable year(s), and (ii) the Purchase Commitment will remain unchanged unless GF, in its sole discretion, agrees in writing to a modification. Any discussion under this Section 2.5 is intended solely to support planning transparency and does not create any obligation for GF to reduce, reallocate, or otherwise modify reserved capacity for future quarters. Any approved adjustment must be expressly documented in a written amendment executed by both Parties.
GLOBALFOUNDRIES & CUSTOMER CONFIDENTIAL             Cirrus Logic
    Page 3 of 14                    SA-1544
GF Confidential - Need to know

3.Purchase Orders.

3.1 Customer will submit purchase orders on a twice-monthly basis at least [***] prior to shipment request (the “Cutoff Date”) and such quantities will be evenly spread across the calendar quarter at issue. GF will accept such purchase orders for wafers up to the amount of the Quarterly Reservation +[***]% and will schedule delivery dates for delivery of the wafers within the applicable calendar quarter (notwithstanding any Customer requested delivery dates), provided that Customer meets the requirements of this Agreement. GF may accept or reject purchase order quantities submitted after the applicable purchase order cutoff date or those in excess of the Quarterly Reservation and if accepted, GF may set any delivery date for such quantities.

3.2 Customer’s Affiliates may place purchase orders for wafers that use the Quarterly Reservation. Any quantities of wafers ordered by a Customer Affiliate will be included when calculating whether Customer fulfilled its Purchase Commitment for the applicable quarter. Similarly, any wafers GF delivers against such Affiliate purchase orders will be included when calculating whether GF has met the Quarterly Reservation for the applicable quarter. Notwithstanding anything to the contrary in the Agreement, Customer’s Affiliates will not be parties to this Agreement. It is the Parties’ express intent that the Agreement is not a third-party beneficiary contract.

3.3 The Parties may agree in writing (including by email or electronic data interchange) by their authorized representatives to reschedule quantities of wafers subject to the Quarterly Reservation from one calendar quarter to another calendar quarter, and any such rescheduled quantity may be subject to mutually agreed-to increased price(s) and rescheduling fees.

3.4 If, after the final purchase order cutoff date for a calendar quarter, Customer submits a purchase order requesting delivery in such calendar quarter, and GF accepts such purchase order for delivery in the same calendar quarter (each such purchase order a “Late Order”), then (a) GF shall not have any liability to Customer under the Agreement for the later delivery of any wafers subject to a Late Order and (b) such Late Order will count towards fulfillment of Customer’s Purchase Commitment based on the delivery date set forth in GF’s order acceptance.

4.Shortfall Payments.

4.1 Order Shortfall Payment. If Customer fails to purchase at least [***] percent ([***]%) of its Purchase Commitment for any calendar year set forth in the Commit Table, Customer will pay to GF an amount equal to: (a) the Order Shortfall (defined below) multiplied by (b) the Average Quarterly Sales Price (the “Order Shortfall Fee”). For clarity, the Order Shortfall Fee applies only to the portion of the Purchase Commitment required to reach the [***]% threshold, and not [***]% of the Purchase Commitment. Any Order Shortfall Fee will be invoiced to Customer, to be paid by Customer within thirty (30) days of the invoice date.
GLOBALFOUNDRIES & CUSTOMER CONFIDENTIAL             Cirrus Logic
    Page 4 of 14                    SA-1544
GF Confidential - Need to know

4.1.1 “Order Shortfall” means a quantity of Products that is equal to [***]% of the applicable Quarterly Commitments minus the Products delivered and that were to be delivered to Customer under accepted purchase orders for the same calendar year.

4.1.2 “Average Quarterly Sales Price” means the sum of the price of Products delivered and to be delivered under accepted purchase orders in the applicable calendar year divided by the number of Products delivered and to be delivered under accepted purchase orders in the calendar year at issue.

4.2 Supply Shortfall Payment. If GF fails to supply at least [***] percent ([***]%) of its Supply Commitment for any calendar year set forth in the Commit Table with respect to quantities timely ordered by Customer in accordance with this Agreement, GF will, during the subsequent calendar quarter, credit to Customer an amount equal to (a) the Supply Shortfall (as defined below), multiplied by (b) the Average Quarterly Sales Price (the “Supply Shortfall Fee”).

For clarity, the Supply Shortfall Fee applies only to the portion of the Supply Commitment necessary to achieve the [***]% threshold, and will not be calculated based on [***]% of the Supply Commitment.

4.2.1 “Supply Shortfall” means, for the applicable calendar year, the number of Products equal to: (i) [***] percent ([***]%) of the applicable Supply Commitments for Products timely ordered by Customer in accordance with this Agreement, minus (ii) the Products actually accepted for delivery or delivered by GF in accordance with the terms of this Agreement, provided that the Supply Shortfall will in no event be calculated based on quantities in excess of the amount required to meet the [***] percent ([***]%) threshold.

5.Cancellation.

If Customer cancels a purchase order (or line item) Customer will pay the cancellation fee described in the Terms and Conditions of Sale, and the cancelled Product will not count towards the Purchase Commitment. If Customer incurs an Order Shortfall Fee for a calendar year in which Customer cancelled a delivery of Products subject to a Quarterly Commitment, the cancellation fee paid by Customer will be deducted from the Order Shortfall Fee.

6.Wafer Substrates.

GF may use wafer substrates from different suppliers, provided that the wafer substrate meets the applicable GF specifications, and Customer consents to the use of a different supplier in writing. Customer agrees to make commercially reasonable efforts to qualify Product made using alternative wafer suppliers/substrates requested by GF, and agrees that once such Product is qualified and the wafers meet specifications then GF’s use of such alternative suppliers/substrates shall be deemed approved.
GLOBALFOUNDRIES & CUSTOMER CONFIDENTIAL             Cirrus Logic
    Page 5 of 14                    SA-1544
GF Confidential - Need to know

7.Term and Termination.

7.1.The term of this Agreement will commence on the Effective Date and will expire on the earlier of March 31, 2029, or such time as GF has met its Supply Commitment or all payments and/or credits owed have been made.

The parties will, at least [***] ([***]) days prior to expiry of the Reservation Term (and any extension thereof), meet to discuss whether to extend the term of this Agreement through an amendment to this Agreement, and, if so, the duration of any such extension (the “Further Reservation Term”). Any extension of the Agreement will be subject to the Parties’ mutual agreement on the applicable Quarterly Reservation volumes, and updated pricing for such Further Reservation Term.

7.2. This Agreement may also be earlier terminated as follows:

7.2.1.By a Party if the other Party is in material breach of this Agreement, which breach is not cured within sixty (60) days of written notice from the non-breaching Party to the breaching Party; or
7.2.2.By a Party if the other Party is insolvent, is generally unable to pay its debts as they become due, or admits in writing its inability to pay its debts as they become due; or;
7.2.3.By Customer if GF fails to meet at least 70% of its Supply Commitment for two consecutive quarters or by GF if Customer fails to meet at least 70% of its Purchase Commitment for two consecutive quarters. In each such case, the applicable Supply Shortfall Fees or Order Shortfall Fees will be payable by the non-terminating Party.

7.3.Customer’s Exclusive Remedy. Customer acknowledges:
(i)that it shall have no right to terminate based on any GF Supply Shortfall except as provided in Section 7.2.3; and
(ii)that the GF Supply Shortfall Fees are Customer’s exclusive remedy for any GF Supply Shortfall and that Supply Shortfall Fee payments represent an adequate measure of compensation to Customer for any GF Supply Shortfall.

7.4.GF’s Exclusive Remedy. GF acknowledges:
(i)that it shall have no right to terminate based on any Customer Order Shortfall except as provided in Section 7.2.3; and
(ii) that the Order Shortfall Fees are GF’s exclusive remedy for any Order Shortfall and that Order Shortfall Fee payments represent an adequate measure of compensation to GF for any Customer Order Shortfall.

7.5.Any terms of this Agreement that by their nature extend beyond expiration or termination of this Agreement will remain in effect until fulfilled and will bind the Parties and their legal representatives, successors, heirs and assigns.

GLOBALFOUNDRIES & CUSTOMER CONFIDENTIAL             Cirrus Logic
    Page 6 of 14                    SA-1544
GF Confidential - Need to know

7.6.All notices, demands or other communications required or permitted to be given or made in connection with Section 7.0 of this Agreement will be in writing and will be sent (1) electronically (via email) and (2) by registered or certified mail, return receipt requested, or by an internationally recognized overnight courier service and addressed to the other Party at its address as set forth below or other address, which the other Party may provide in writing.  Any notice shall be deemed to have been duly given and received by the Party to whom it is addressed (a) if sent by email or facsimile, when sent, provided confirmation from the recipient is received, (b) if sent by registered or certified mail, three (3) Business Days after deposit in the mail postage prepaid, or (c) if sent by overnight courier service, the next Business Day.

GF: GlobalFoundries Singapore Pte. Ltd.
60 Woodlands Industrial Park D
Street 2
Singapore
Attn: Legal Department

Customer:
Cirrus Logic, Inc.
800 W. 6th St.
Austin, TX 78701
Attn: Legal Dept.
Email: contracts@cirrus.com
With copy to: GlobalFoundries U.S. Inc. 400 Stonebreak Road Ext. Malta, NY 12020 U.S.A. Attn: General Counsel e-mail: legal.notices@globalfoundries.com

8.Price.
The prices in Appendix A will apply to 55BCDL Products. If Customer’s aggregate annual volume for the Products exceeds [***] percent ([***]%) of the agreed capacity reservation (i.e., volumes greater than [***]W/year), the Parties will promptly engage in good faith discussions to align on (i) applicable pricing adjustments and (ii) a mutually acceptable capacity support plan, taking into account manufacturing constraints, incremental costs, and supply priorities. Any pricing adjustments will apply only to volumes in excess of [***]W (not including the [***]W covered in this Agreement), and will be subject to mutual written agreement prior to implementation. In evaluating such adjustments, the Parties will consider, among other factors, the extent to which additional capacity must be secured, expedited, or reallocated to accommodate the demand.

9.No Modification or Termination of Prior Agreement.
The Parties acknowledge that they are currently bound by that certain CAPACITY RESERVATION AND WAFER SUPPLY COMMITMENT AGREEMENT NO. 00054240, dated as of July 28, 2021 (the “Prior Agreement”). Nothing in this Agreement is intended to
GLOBALFOUNDRIES & CUSTOMER CONFIDENTIAL             Cirrus Logic
    Page 7 of 14                    SA-1544
GF Confidential - Need to know

amend, modify, supersede, terminate, or otherwise affect the rights or obligations of the parties under the Prior Agreement, all of which shall remain in full force and effect in accordance with its terms. Any rights, obligations, liabilities, or transactions arising prior to the Effective Date will continue to be governed exclusively by the Prior Agreement. To the extent there is any overlap or ambiguity between the Prior Agreement and this Agreement, the Prior Agreement will govern all matters occurring prior to the Effective Date, and this Agreement shall govern all matters relating to the period on and after 1 Jan 2027.

10.Other Terms.
The Agreement (including the attached Appendices) shall constitute the entire agreement between the Parties regarding the subject matter hereof, and supersedes all prior communications, negotiations, understandings, agreements or representations, either written or oral, by or among the Parties regarding such subject matter. No addition to or modification of this Agreement shall be effective unless made in writing and signed by the respective representatives of the Parties. This Agreement may be executed in one or more counterparts, by hand or electronically, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Each Party agrees that the delivery of this Agreement by facsimile or in electronic format via email shall have the same force and effect as delivery of original signatures and that each Party may use facsimile, electronic format signatures, and photocopies of signatures as evidence of the execution and delivery of this Agreement by each Party to the same extent that an original signature could be used.

The exchange of any confidential information between the Parties will be subject to the terms of the non-disclosure agreement signed by the Parties with an effective date of May 17, 2020, and an agreement number of 00051326.0 (GF reference SelNDA-9932), as amended and as may be amended from time to time or any subsequently executed non-disclosure agreement intended to replace such agreement. Neither Party may disclose the terms and conditions of this Agreement to any third party, without the other Party's prior written consent, which shall not be unreasonably withheld, except (a) as required by law; (b) to legal counsel, accountants, or other professional advisors, but solely for the purpose of obtaining advice or services related to the Agreement and subject to an obligation of confidentiality; (c) in connection with the enforcement of this Agreement or rights under this Agreement; or (d) in connection with an actual or prospective merger, acquisition, sale of assets or similar transaction, but only to the extent the receiving party is subject to an obligation of confidentiality as set forth herein with respect to such disclosure.

To the extent that either Party discloses information pursuant to 10.(a), the disclosing Party shall use commercially reasonable efforts to request confidential treatment of any information that the disclosure of which would potentially cause competitive harm.

[Signature Page Follows]
GLOBALFOUNDRIES & CUSTOMER CONFIDENTIAL             Cirrus Logic
    Page 8 of 14                    SA-1544
GF Confidential - Need to know

/// Signature Page to Capacity Reservation and Wafer Supply Commitment Agreement No. SA-1544

ACCEPTED AND AGREED:

Cirrus Logic, Inc. (on behalf of itself and its Affiliates other than Cirrus Logic International (U.K.) Ltd.)

By: ___/s/ John M. Forsyth __________
               Authorized Signature

Name: John M. Forsyth

Title: Chief Executive Officer

Date: June 30, 2026

                Write month out in full

Cirrus Logic International (U.K.) Ltd.

By: _/s/ Jeff Woolard________________
               Authorized Signature

Name: Jeff Woolard

Title: Chief Financial Officer

Date: June 30, 2026

                Write month out in full
GLOBALFOUNDRIES Singapore Pte. Ltd. By: _______/s/ Nigel Lim________________ Authorized Signature Name: Nigel Lim Title: Sr. Director, Business Operations Date: June 30, 2026 Write month out in full

GLOBALFOUNDRIES & CUSTOMER CONFIDENTIAL             Cirrus Logic
    Page 9 of 14                    SA-1544
GF Confidential - Need to know

Appendix A
Prices

[***]

GLOBALFOUNDRIES & CUSTOMER CONFIDENTIAL             Cirrus Logic
    Page 10 of 14                    SA-1544
GF Confidential - Need to know

Appendix B
Terms and Conditions of Sale

Capitalized terms in this Appendix B shall have the meanings in the Definitions section, Section 7, below.

1.    PAYMENT TERMS
Customer will pay all invoices in United States dollars within [***] days from the date of an invoice.

2.    CANCELLATION
2.1    Customer may cancel all or a part of its purchase order (a) only with prior written notice to GF’s customer service representative, and (b) only pursuant to any applicable cancellation charge set forth in Appendix C. Customer will also be responsible for any applicable sales, use, excise or other similar taxes levied on or otherwise payable in connection with the cancellation charge. Unless otherwise instructed by Customer, GF may dispose of or destroy cancelled Product.

2.2     Customer shall be entitled to cancel ordered quantities of Products without payment of any cancellation charge if the wafers have not yet been started in line for those Products. If Customer otherwise cancels an ordered quantity of Products, Customer agrees to pay the Product cancellation charges set forth in Appendix C.

3.    SHIPPING
Unless otherwise agreed by the Parties and stated in GF’s Order Acceptance, all deliveries will be made FCA, GF’s facilities (INCOTERMS 2020). Title and risk of loss or damage to the Products passes to Customer when they are made available for pick up at GF’s shipping facility. If the Original Scheduled Date in GF’s Order Acceptance is later than the delivery date requested by Customer (“Customer’s Requested Delivery Date”), GF will use commercially reasonable efforts to improve its Original Scheduled Date to align with Customer’s Requested Delivery Date. Delivery of Products within seven (7) Business Days before Customer’s Requested Delivery Date and seven (7) Business Days after the Original Scheduled Date will constitute compliance with the Order Acceptance and Customer agrees to accept such delivery.

4.    LIMITATION OF LIABILITY
4.1    Limitations on Damages. TO THE EXTENT THAT A PARTY MAY BE HELD LEGALLY LIABLE BY A COURT OF COMPETENT JURISDICTION UNDER CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE ARISING OUT OF THE PERFORMANCE OR BREACH OF ITS OBLIGATIONS IN THIS AGREEMENT, AND EXCLUDING ANY CUSTOMER PAYMENTS DUE FOR PRODUCTS AND SERVICES, CONFIDENTIALITY, INDEMNIFICATION OBLIGATIONS, CUSTOMER PAYMENT DUE UNDER SECTION 2.0 OF THE AGREEMENT OR SHORTFALL PAYMENTS DUE BY EITHER PARTY UNDER SECTION 4.0 OF THE AGREEMENT, EACH PARTY’S MAXIMUM AGGREGATE LIABILITY FOR ALL CLAIMS OF ANY KIND UNDER THIS
GLOBALFOUNDRIES & CUSTOMER CONFIDENTIAL             Cirrus Logic
    Page 11 of 14                    SA-1544
GF Confidential - Need to know

AGREEMENT WILL NOT EXCEED TWENTY PERCENT (20%) OF THE TOTAL PAYMENTS FOR ALL UNITS OF THE PART NUMBER OR THE SERVICE UPON WHICH THE CLAIM IS BASED THAT ARE RECEIVED BY GF FROM CUSTOMER IN THE TWELVE (12) MONTHS IMMEDIATELY PRECEDING THE DATE THE CLAIM AROSE. CUSTOMER AND GF ACKNOWLEDGE THAT THESE LIMITATIONS ON POTENTIAL LIABILITIES WERE AN ESSENTIAL ELEMENT IN SETTING CONSIDERATION HEREIN.

4.2    Exclusion of Certain Damages. EXCEPT AS OTHERWISE MAY BE EXPRESSLY PROVIDED HEREIN, AND EXCLUDING ANY CONFIDENTIALITY, INDEMNIFICATION OBLIGATIONS, NEITHER PARTY IS LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL, PUNITIVE, OR EXEMPLARY DAMAGES (INCLUDING BUT NOT LIMITED TO ANY INCREASED MANUFACTURING OR REWORK COSTS, DAMAGES RELATING TO PROCUREMENT OF SUBSTITUTE PRODUCT (i.e. “COST OF COVER”), LOSS OF PROFITS, REVENUES OR GOODWILL), WHETHER BASED ON CONTRACT, TORT OR ANY OTHER LEGAL THEORY, AND WHETHER OR NOT THE OTHER PARTY HAS BEEN INFORMED OF THE POSSIBILITY OF SUCH DAMAGES, AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. The foregoing limitations of liability shall not apply to any liability that may not be excluded by law.

5.    GOVERNING LAW AND VENUE
This Agreement will be governed by and construed in accordance with the laws of the State of New York, without regard to New York’s conflict of law principles, except that the application of the United Nations Convention on Contracts for the International Sale of Goods is expressly excluded. The Parties agree that all actions or proceedings arising in connection with this Agreement shall be brought and litigated exclusively in the United States District Court for the Southern District of New York, or if there is no jurisdiction in such court, then in a state court located in New York County, New York. Each Party hereby consents to the exclusive personal jurisdiction of any such court.

6.FORCE MAJEURE
Neither Party will be liable for any failure to perform any actions, other than payment obligations, due to unforeseen circumstances or causes beyond the Party’s reasonable control, (“Force Majeure”). Upon the occurrence of a Force Majeure, the obligation of the Party claiming Force Majeure to complete performance will be extended for a period equal to the duration of the delay caused by the Force Majeure, and that party will take all reasonable measures to mitigate the impact of the event of Force Majeure, and to enable it to comply with its obligations notwithstanding the event of Force Majeure. The other party may elect to terminate any relevant impacted contractual obligations, without liability, if the Force Majeure event continues for 30 days or longer.

7.    DEFINITIONS
7.1     "Order Acceptance" means a written document under which GF accepts Customer's purchase order for one or more Products.
GLOBALFOUNDRIES & CUSTOMER CONFIDENTIAL             Cirrus Logic
    Page 12 of 14                    SA-1544
GF Confidential - Need to know

7.2    “Original Scheduled Date” means the date the Products will be available for delivery as set forth in GF’s Order Acceptance.

GLOBALFOUNDRIES & CUSTOMER CONFIDENTIAL             Cirrus Logic
    Page 13 of 14                    SA-1544
GF Confidential - Need to know

Appendix C

[***]
GLOBALFOUNDRIES & CUSTOMER CONFIDENTIAL             Cirrus Logic
    Page 14 of 14                    SA-1544
GF Confidential - Need to know